UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     July 14, 2008

                           METRO ONE DEVELOPMENT, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                            No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

                                Not applicable.
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.

Effective March 18, 2008, we entered into a binding agreement with FTS Group, Inc. together with its wholly-owned subsidiary OTG Technologies Group, Inc. (together, "FTS"), whereby FTS agreed to purchase certain assets of our value-added reseller business unit, dba On The Go Technologies Group.
On June 6, 2008, we agreed to amend certain terms of the binding agreement.

On July 14, 2008, FTS notified us that it intended to terminate the transactions described above. We believe FTS has breached its agreements with us and that the promissory note issued pursuant to the binding agreement, as amended, is in default. We intend to aggressively pursue all remedies that are available to us.

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This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-K and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.



ITEM 9.01       EXHIBITS.

EXHIBIT NUMBER                     DESCRIPTION

10.1 Binding Agreement between the Company on one side and FTS Group, Inc. and OTG Technologies Group, Inc. on the other side, dated March 18, 2008 (included as Exhibit 10.1 to the Form 8-K filed March 27, 2008 and incorporated herein by reference).

10.2 Amendment No. 1 to Transaction Documents between the Company on one side and FTS Group, Inc. and OTG Technologies Group, Inc. on the other side (included as Exhibit 10.1 to the Form 8-K filed June 16, 2008, and incorporated herein by reference).


                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Metro One Development, Inc.
                                          --------------------------
                                                (Registrant)

Date:    July 17, 2008

                                             /s/ Stuart Turk
                                          --------------------------
                                                 (Signature)

                                           Name: Stuart Turk
                                          Title: Chief Executive Officer and
                                                 President

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